EXHIBIT 10.1 Class A Common Stock Purchase Warrant

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THIS WARRANT AND THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE MAY BE DEEMED CONTROL SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT. THE WARRANT OR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED February 16, 2007, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY UPON WRITTEN REQUEST AND WITHOUT CHARGE.

CLASS A COMMON STOCK PURCHASE WARRANT
TO PURCHASE 419,495 SHARES OF CLASS A COMMON STOCK OF
CTI GROUP (HOLDINGS) INC.

Date February 16, 2007

THIS CLASS A COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Fairford Holdings Scandinavia AB (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on February 16, 2007 the 10th anniversary following the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CTI Group (Holdings) Inc., a Delaware corporation (the “Company”), 419,495 shares (the “Warrant Shares”) of Class A Common Stock, par value $0.01 per share, of the Company or any securities into which such Class A Common Stock may hereinafter be reclassified into (“Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1 Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated February 16, 2007, by and between the Company and the Holder. In the event of any conflict between the provisions of this Warrant and the Securities Purchase Agreement, the provisions of the Securities Purchase Agreement shall prevail.

Section 2 Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company) of: (i) the Notice of Exercise Form attached hereto duly completed and executed; (ii) the aggregate Exercise Price of the shares of Common Stock thereby purchased by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank (unless the Holder has elected to acquire Warrant Shares pursuant to a Cashless Exercise (as defined in Section 2(c)(ii)); (iii) this Warrant; (iv) payment of all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(iv); and (v) the receipt of such certificates and other documents as reasonably may be required by the Company to determine that the exercise complies with applicable securities laws. The Trading Day on which the last of the foregoing deliveries is received by the Company is referred to as the “Exercise Date”; provided, however, that if the last of such deliveries is received after 5:30 p.m (Eastern Time) on a Trading Day, the Exercise Date shall be deemed to be the next Trading Day. This Warrant shall be deemed to have been exercised, Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein as the holder of Warrant Shares shall be deemed to have become a holder of record of such Warrant Shares for all purposes on the Exercise Date.

(b) Exercise Price. The exercise price for each Warrant Share issuable under this Warrant shall be $0.34 per share, subject to adjustment hereunder (the “Exercise Price”).

(c) Payment of Exercise Price: The Holder shall pay the aggregate Exercise Price using one of the following methods:

(i) Cash Exercise. The Holder shall pay the aggregate Exercise Price by wire transfer of immediately available United States funds or cashier’s check drawn on a United States bank.

(ii) Cashless Exercise. The Holder may satisfy its obligation to pay the aggregate Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y x [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date (the “Average Closing Price”).

B = the Exercise Price.

The foregoing is referred to as a “Cashless Exercise.” No Cashless Exercise shall be permitted unless the Average Closing Price exceeds the Exercise Price and, if the Average Closing Price does not exceed the Exercise Price, the Company shall refuse to honor any purported exercise of this Warrant pursuant to a Cashless Exercise. “Closing Price” means, for any Trading Day, the price determined as follows: (I) if Common Stock is then listed or quoted on an exchange or the OTC Bulletin Board, the reported closing sale price per share (or, if no closing sale price is reported, the average of the reported closing bid and ask prices) on such date; (II) if Common Stock is not then listed or quoted on an exchange or the OTC Bulletin Board, the last quoted bid price for Common Stock in the over-the-counter market on the relevant date as reported by Pink Sheets LLC or any similar organization; or (III) in all other cases, the fair market value of a share of Common Stock as determined by the Board of Directors of the Company in good faith.

(d) Mechanics of Exercise.

(i) Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by depositing the certificate(s) representing Warrant Shares with a nationally recognized overnight courier for delivery to the address specified by the Holder in the Notice of Exercise on the next Trading Day, in either event within 3 Trading Days of the Exercise Date.

(ii) Delivery of a New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

(iv) Charges, Taxes and Expenses. Issuance of certificate(s) for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate(s), all of which taxes and expenses shall be paid by the Company, and such certificate(s) shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificate(s) for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 3 Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant or any other option, warrant or other right to acquire Common Stock), (B) subdivides outstanding shares of Common Stock into a larger number of shares (including by way of a stock split), or (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to Section 3(a), the number of shares of Common Stock issuable upon exercise hereof shall be adjusted, rounded up to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

(c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company as treasury shares.

(d) Failure to Effect Event Requiring Adjustment. If any event requiring an adjustment in the Exercise Price and the number of Warrant Shares issuable hereunder is not effected, then the Exercise Price and the number of Warrant Shares shall again be adjusted to be the Exercise Price and the number of Warrant Shares which would then be in effect if such adjustment had not been made.

(e) Notice to Holders. Whenever the Exercise Price is adjusted pursuant to Section 3(a), the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(f) Organic Change. Any recapitalization, reorganization, reclassification, consolidation or merger to which the Company is a party, or sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company will make appropriate provision to ensure that the Holder will thereafter have the right to acquire and receive, upon exercise of this Warrant, in lieu of or in addition to (as the case may be) Warrant Shares immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrant, such stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of the Holder’s Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to the Holder’s rights and interests to ensure that the provisions of this Section 3(f) will thereafter be applicable to the Warrant. The Company will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument, the obligation to deliver to the Holder such stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to acquire. The Company will give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Company will also give written notice to the Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

Section 4 Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 4(c) and 5(a) hereof and Section 4.1 of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

(b) Warrant Register. The Company will register, at the Company’s election, this Warrant, upon records to be maintained by the Company or the designated transfer agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(c) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

(d) Legend. The Holder acknowledges that Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by federal and state securities laws. Warrant Shares issuable hereunder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THESE SECURITIES MAY BE DEEMED CONTROL SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT.  THESE SECURITIES MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Section 5 Miscellaneous.

(a) Title to Warrant. The Company will register, at the Company’s election, this Warrant, upon records to be maintained by the Company or the designated transfer agent for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any notice to the Holder, and for all other purposes, absent actual written notice to the contrary and compliance with the applicable provisions concerning transfer of this Warrant.

(b) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the Exercise Date and then only with respect to Warrant Shares to be issued with respect thereto.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

(d) Exchange of Warrant for Warrants of Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares then purchasable hereunder, and each of such new Warrant will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issued this Warrant will be deemed to be the warrant issue date for such new Warrants regardless of the number of times new certificates representing the unexplored and unexercised rights formerly represented by this Warrant shall be issued.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(f) No waiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies; provided, however, that all rights hereunder shall terminate on the Termination Date.

(g) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(i) Successors and Assigns. Subject to applicable securities laws and the other restrictions on transfer set forth herein, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such holder.

(j) Amendment. This Warrant may be modified or amended only by a written instrument signed by the Company and the Holder.

(k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: February 16, 2007

CTI GROUP (HOLDINGS) INC.
By:	/s/John Birbeck
Name:		John Birbeck
Title:		CEO
Address for Notice:
333 North Alabama Street, Suite 240
Indianapolis, Indiana 46204 Attn: John Birbeck, CEO
with a copy to (which shall not constitute notice) to:
Blank Rome LLP One Logan Square
Philadelphia, Pennsylvania 19103
Attn: Alan H. Lieblich, Esq.

NOTICE OF EXERCISE FORM

TO: CTI GROUP (HOLDINGS) INC.

(1) The undersigned hereby elects to exercise this Warrant with respect to      Warrant Shares of the Company pursuant to the terms of the enclosed Warrant and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] Cash Exercise in lawful money of the United States pursuant to Section 2(c)(i) of the Warrant; or

[ ] Cashless Exercise — the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c)(ii), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the Cashless Exercise procedure set forth in Section 2(c)(ii). [Note: Use of the Cashless Exercise method will result in the issuance of a number of Warrant Shares that is less than the number of Warrant Shares indicated in paragraph (1) above)

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Note: If issued in the name of a Person other than the Holder, additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.

Warrant Shares shall be delivered to the following:

(4) The undersigned has not previously sold, transferred or assigned this Warrant.

Name of Holder

Signature of Authorized Signatory	Signature of Holder

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the Warrant, execute

this form and supply required information.

Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to      whose address is      .

Dated:

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant. Additional documentation may be required by the Company as specified in the Warrant to assure compliance with federal and state securities laws.